--VIRTUAi:--

Safe harbor statement This presentation may include forward-looking statements that are subject to risks and uncertainties relating to Spok’s future financial and business performance. Such statements may include estimates of revenue, expenses, and income, as well as other predictive statements or plans which are dependent upon future events or conditions. These statements represent the Company’s estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. Spok’s actual results could differ materially from those anticipated in these forward- looking statements. Although these statements are based upon assumptions that the Company believes to be reasonable, based upon available information, they are subject to risks and uncertainties. Please review the risk factors section relating to our operations and the business environment in which we compete, contained in our 2018 Form 10-K and related Company documents filed with the Securities and Exchange Commission, for a description of these risks and uncertainties. Please note that Spok assumes no obligation to update any forward-looking statements from past or present filings and conference calls.

Vince Kelly CEO, Spok

' ' Healthcare has changed. The importance of care team communication hasn’t.

It’s been a tough0 year

COVID-19 impact on elective procedures Pre-COVID-19 100% Elective Current 65% procedure Predicted to return to volumes 2020 year end 85% near pre-COVID-19 levels by end of 2020 1-3 years 85% Source: L.E.K. Consulting L.E.K. Consulting is a registered trademark of L.E.K. Consulting LLC. © 2020 L.E.K. Consulting LLC

Life as we know it has changed

Smarter, faster clinical communication More important today than ever before

Daily challenges Mass notifications Expediting treatment Activating the EHR

Why is a healthcare communication platform important?

Daily challenges Notifying backup staff and issuing other mass notifications during COVID-19 •

Daily solutions Single source of truth for contact details, schedules, and status availability 0

Daily challenges Preparing for and expediting treatment upon patient arrival in the ED 0 0.

Daily solutions Support multiple devices, including pagers, and reach multiple staff members •

Daily challenges Activating the EHR

Daily solutions Deliver an EHR sepsis alert to the right clinician on their preferred device

We believe in the power of Spok CareCare Connectt

Sessions to help Getting the word out fast: How Yale New Haven Health alerts the right people at the 0 right time Courageous communication: Healthcare leaders share lessons from COVID-19 You’re needed now! 3 ways to optimize your directory and on-call schedules to reach providers faster

Sessions to help From drudgery to harmony: 5 process automations at Rutland Regional Medical Center COVID-19 and HIPAA: Why securely connecting care teams still matters and how to do it better Care in motion: 5 benefits of a healthcare-grade mobile device •

Sessions to help EHR integration to help you modernize communication: Q&A with Virginia Hospital Center The future of your Spok console starts here: Integrating with Spok Go® to drive clinical value Brilliant software with Spok, AWS, and you: Behind the scenes of our secure healthcare technology

o., ... _ intuitive lnbox • customizable 0. ---.... ,_,,. manage activities All Chats Alerts Notificatio Newest first ..., = Filters .•~-,,.__.• ;.,~ J4ito4l'A......, ..,~, .... 0 . r1 11 0 :: Spok Go Closer Look https://www.spok.com/videos/see-spok-go-video

Priorities on the roadmap Console Clinical integration Diagnostics + Spok Go innovation • • • • • • • • ✓SOC 2 Type II • certification

The best hospitals rely on Spok Including all 20 adult hospitals and all 10 children’s hospitals named to U.S. News & World Report’s 2020-21 Best Hospitals Honor Roll Eight years in a row!

Cherokee Nation Cherokee Nation Health Services is the largest tribally-operated health system in the country Spok Go base platform Drive clinical value around codes for new facility

Dr. Mark Weisman Chief Medical Information Officer TidalHealth System Tidal Health™

Thank you
"We're staying home for you. Thank you for working for us"
We're staying home for YOU! Thank you for working for us!
We're staying home for you Thank you for working for us!!!
WE'RE STAYING HOME FOR YOU THANK YOU FOR WORKING FOR US
We're Staying home for you Thank You for working for us
spok
We are staying home for you THANK YOU for working for us.
We're staying home for you!
We're staying home for you Thank you for working for us!
We're staying home for you.
We're staying home for you. Thank you for working for us!
To all Healthcare Workers & First Responders Thank you for fighting for us on the front line Pray that you all stay healthy
We're staying home for you. THANK YOU for working for us
We're staying home for you! THANK YOU FOR WORKING FOR US!!!
We're staying HOME for YOU THANK YOU for working for us!
We're staying home for you. Thank you for working for us!
We're staying home for you. Thank you for working

--VIRTUAi:--

Mark Weisman, MD Chief Medical Information Officer TidalHealth System TidalHealth ._

A new blueprint for today’s hospitals Improving care with better communications at TidalHealth

Innovation partnership • 3+ year innovation partnership • Members on Nursing and Physician Advisory Council TidalHealth~

About us Largest provider in the region Spok customer for 19+ years • National awards and recognition ￮ 125 national awards, recognitions, and certifications in the past half-decade Tidal Health_

A challenging and invigorating time How TidalHealth is leading the population health management shift in the delivery of healthcare

Our top communication challenges Pre-COVID-19 • Nurse to doctor • Patient to nurse • Home health to doctor During/after COVID-19 • Care team to family • Nurse in a COVID room to outside • Hospitalist to PCP TidalHealth _

Our top business drivers Automate processes, digitize information, and streamline workflows - - • Improve care Speed response Alleviate coordination and prevent administrative with smarter delayed care burden on notifications clinicians TidalHealth ~

Why we use Spok Go® Empowering workflow-driven communication at TidalHealth

Current Spok Care Connect® for secure messaging, contact center, and care collaboration In process and future Spok Go® for nurse call, alerting, and improved communications when admitting patients Tidal Health_

Spok Go for care ( Clarke Gillebert, RN 0 collaboration Pdtlont Pain Today You created this group with 2 members Improved communication Cl,rke GlllebOrt, RN. 7:15 AM Patient 301 is having increased with the orthopedic ~ pain from his surgical site. providers and the nurses What is his current pain level? Read.., Cimko Gillebe1t, RN • 7,32 AM He is reporting it an 8, and ,:,. ~ seems very restless. Td1/\M Ok, I will take a look at his medication list. Reod ..1 s:01 AM Tidal Health_

Spok Go for 24-hour emergency monitoring service (Lifeline) signup Lifeline orders weren’t getting into Epic and the Lifeline team wasn’t notified until patients were discharged and it was too late Now a message is sent directly to the Lifeline team when the order is identified by health unit coordinators TidalHealth . .

Spok Go for expediating sleep lab discharge

Improved communication with sleep lab providers and the discharge providers gets patients home sooner




Chin EMG
Snoring
Nasal Pressure
Thermistor
Thorax
Abdomen

TidalHealth

Spok Go for improved communication a between ED physicians and admitting hospitalist ~ ( Tidal Health_

Summary A unified clinical communication platform improves: Workflows Provider :Im ~ communications Care team Critical alert Critical results collaboration response times I messaging . Tidal Health~

Connect with Dr. Weisman e:,<1o:>.._ • .,. .. _'-.,,,.,.. lfi c.,..~,1,.-g..-:lh• Mark Weisman, MD --- ....-... 4._ .. .._..... J-r.elM!W...,, •.,:; ._o.,,11t (lo.,<Jt$0'-t,.!A'J :.~ .., CMIO, TidalHealth SF!f¢"l0l!l0' :1,,1io,.~· ,......,,;-.-C,,.,<!"c ,i\u "'•';t.a1:,.~ www.cmiopodcast.com ~11:'1\!w.._...-,. • .:.cc ·~'(,l,!>-~N..'""-•• :iollO""«t, wlC""" •-1

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Safe harbor statement This presentation may include forward-looking statements that are subject to risks and uncertainties relating to Spok’s future financial and business performance. Such statements may include estimates of revenue, expenses, and income, as well as other predictive statements or plans which are dependent upon future events or conditions. These statements represent the Company’s estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. Spok’s actual results could differ materially from those anticipated in these forward- looking statements. Although these statements are based upon assumptions that the Company believes to be reasonable, based upon available information, they are subject to risks and uncertainties. Please review the risk factors section relating to our operations and the business environment in which we compete, contained in our 2018 Form 10-K and related Company documents filed with the Securities and Exchange Commission, for a description of these risks and uncertainties. Please note that Spok assumes no obligation to update any forward-looking statements from past or present filings and conference calls.

Doug Gartner Sr. Solutions Architect AWS

Mac Stevens Technical Director Spok

Varun Verma Director of Product Management Spok

A behind the scenes look at Spok powered by AWS

Foundations of Spok Go® AWS

175 products and services 24 different geographic regions Region Region AZ. LZ PoP Network New functionality and enhancements daily • (coming• soon) ••• •••

Development priorities within AWS 1 Security • Security-first approach I • Minimizing risk to 2 Durability customer data I • Provable security, 3 Availability durability, and availability I 4 Performance

AWS compliance

Global

CSA
Cloud Security Alliance Controls

ISO 9001
Global Quality Standard

ISO 27001
Security Management Controls

ISO 27017
Cloud Specific Controls

ISO 27018
Personal Data Protection

PCI DSS Level 1
Payment Card Standards

SOC 1
Audit Controls Report

SOC 2
Security, Availability, & Confidentiality Report

SOC 3
General Controls Report

Europe

ASIP HDS [France]
Personal Health Data Protection

C5 [Germany]
Operational Security Attestation

Cyber Essentials Plus [UK]
Cyber Threat Protection

ENS High [Spain]
Spanish Government Standards

G-Cloud [UK]
UK Government Standards

TISAX
Automotive Industry Standard

AWS compliance

United States

CJIS
Criminal Justice Information Services

DoD SRG
DoD Data Processing

FedRAMP
Government Data Standards

FERPA
Educational Privacy Act

FFIEC
Financial Institutions Regulation

MPAA
Protected Media Content

NIST
National Institute of Standards and Technology

SEC Rule 17a-4(f)
Financial Data Standards

VPAT / Section 508
Accessibility Standards

FIPS
Government Security Standards

FISMA
Federal Information Security Management

GxP
Quality Guidelines and Regulations

HIPAA
Protected Health Information

ITAR
International Arms Regulations

AWS compliance

Canada

FIPS
Government Security Standards

Health Information Act (HIA)
Privacy Legislation in Alberta

Personal Health Information Act (PHIA)
Privacy Legislation in Nova Scotia

Personal Health Information Protection Act (PHIPA)
Privacy Legislation in Ontario

Personal Information Protection and Electronic Documents Act (PIPEDA)
Canada's Federal Private Sector Privacy Legislation

Asia Pacific

FISC [Japan]
Financial Industry Information Systems

IRAP [Australia]
Australian Security Standards

K-ISMS [Korea]
Korean Information Security

MTCS Tier 3 [Singapore]
Multi-Tier Cloud Security Standard

My Number Act [Japan]
Personal Information Protection

Shared responsibility CUSTOMER DATA Spok is PLATFORM, APPLICATIONS, IDENTITY & ACCESS MANAGEMENT responsible for OS, NETWORK & FIREWALL CONFIGURATION security of the CLIENT-SIDE DATA SERVER ENCRYPTION NETWORK TRAFFIC application ENCRYPTION (FILE SYSTEM/DATA) PROTECTION SOFTWARE AWS is COMPUTE STORAGE DATABASE NETWORKING responsible for HARDWARE/GLOBAL INFRASTRUCTURE security of the REGIONS AVAILABILITY ZONES EDGE LOCATIONS cloud

Proven foundation ------------------------------------------- Shared responsibility ---------------------------• Collaboration ----------------------------• Secure foundations

Inside development Engineering

Development principles • Fast feedback, automation, and agility • Proactively test for issues through • Automation • Manual validation • Monitoring

Our developers Ownership You build it, you deploy it, you run it Cloud aware Industry-leading expertise building cloud applications in AWS Several have over 10 years of AWS experience Have run some of the largest sites in the world

Continuous development Development pipeline • • DEV TEST PROD System components System

Continuous security Detect • Automation • Monitoring I • Testing Respond • Rapid feedback • Measurement I Remediate • Continuous delivery • Training

Availability Architecture Monitoring Response Services span multiple Observability pushed to Development team that data centers within AWS the development team wrote the code

The customer’s voice Product management

Your voice matters Spok Go product team • Product managers • Clinicians • Expertise across a variety of technology and clinical disciplines We work with your clinical and IT staff Listen to voice of the customer throughout the development process

Engineering listens Engineering, product management, and clinical teams work together Provide a simple and elegant user • • experience, based on how clinicians use products Focus ensures quick adoption and satisfied customers

You are a key part of the process

Thank you

--VIRTUAL:--

Safe harbor statement This presentation may include forward-looking statements that are subject to risks and uncertainties relating to Spok’s future financial and business performance. Such statements may include estimates of revenue, expenses, and income, as well as other predictive statements or plans which are dependent upon future events or conditions. These statements represent the Company’s estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. Spok’s actual results could differ materially from those anticipated in these forward- looking statements. Although these statements are based upon assumptions that the Company believes to be reasonable, based upon available information, they are subject to risks and uncertainties. Please review the risk factors section relating to our operations and the business environment in which we compete, contained in our 2018 Form 10-K and related Company documents filed with the Securities and Exchange Commission, for a description of these risks and uncertainties. Please note that Spok assumes no obligation to update any forward-looking statements from past or present filings and conference calls.

Amy Hoerner Balser Senior Director of Product Management Spok

The future of your Spok console starts here: Integrating with Spok Go® to drive clinical value

Path to Spok Go platform Web and Users with no Spok Mobile secure messaging users Data exchange option between platforms • • Spok Go • • • • • • • Spok Care Connect Minimal disruptions

Determining factors

Decision points – You need…(what) ❑ Your console operators rely on console functions ❑ You have eNotify alerts that go to multiple types of devices ❑ Paging from console includes overhead, pagers, other ❑ You need to connect more of your care team ❑ You need more flexibility ❑ You are updating technology to meet today’s demands

Decision points – You need…(why now) ❑ Reduce time for updates (clinician and on-call) ❑ Rapidly changing conditions ❑ Do no harm! (minimal disruption to operators and patients)

What’s in it for me? Benefits

Console love We handle calls like a dream, but the real value goes well beyond telecom • Codes • Directory (best in hospital!) • Integrations Customers love the value of the console

Secure messaging that meets/exceeds a expectations Reduce messaging vendors for Benefits of ~ the hospital ($) console High visibility integration New flexibility Continuous, incremental enhancements

When should you integrate? Timing

Moving away from console-centric solution Operator console Console Messenger ~ ... ... ... ... ... ... ... ... ... Integrations Clinical / ... ... - ... ... non-clinical Web \ \ alerts \ ----------------- \ .--- * , .................. ... ... ... CTI/telephony + , ... , ... I I ,,' -- ', I , ;;; ', ... I , , ... ... I ; ... I I I ;;;;;;; Staff assignment' I I I Spok Mobile Directory I Code protocols On-call A D

Moving to Spok Go-centric solution


Spok Go
Center of the universe
Spok Go Mobile
Spok Go Web
Directory
On-call
CTI/Telephony
Operator Console
Code protocols
Staff assignment
Gateway-integrations
(EHR, HL7, etc.)
Clinical /
non-clinical alerts

When is the time right? ~ ~ , , □ □ 1 0 Data and Hospital’s goals Spok team will workflow (security, remote, work with you to analysis flexibility, consolidation, make a plan reduce costs)

Reduce operator burden AND add clinical value Respond to Streamline Expedite critical Activate code Simplify patient requests orders results teams communication Nurse call Consults Radiology Rapid response Care team Patient admit Laboratory team collaboration Patient discharge Code STEMI

How’s it going to work? Incremental updates

During integration, what happens? • Data analysis • Data mapping • Designate source of truth • Training • Get the word out

After integration, what happens? Additional Forklift professional Software …and upgrades? services? updates? then • • • • No Yes To your Clinical included test Care environment packages

Incremental clinical ROI Voice Critical test results On-call • + 1!11111 • • We’re going to keep adding… You get the SaaS updates

Thank you

--VIRTUAi:--

Safe harbor statement This presentation may include forward-looking statements that are subject to risks and uncertainties relating to Spok’s future financial and business performance. Such statements may include estimates of revenue, expenses, and income, as well as other ' ' predictive statements or plans which are dependent upon future events or conditions. These statements represent the Company’s estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. Spok’s actual results could differ materially from those anticipated in these forward- looking statements. Although these statements are based upon assumptions that the Company believes to be reasonable, based upon available information, they are subject to risks and uncertainties. Please review the risk factors section relating to our operations and the business environment in which we compete, contained in our 2018 Form 10-K and related Company documents filed with the Securities and Exchange Commission, for a description of these risks and uncertainties. Please note that Spok assumes no obligation to update any forward-looking statements from past or present filings and conference calls.

' ' You’re needed now! 3 ways to optimize your directory and on-call schedules to reach providers faster

Brenda Wurst Managing Director, Customer Results Spok

3 keys to data and on-call optimization 1 2 3 Evaluate & Continual Transform implement optimization Critical Communications Requires Critical communication requires • Accurate, meaningful, and relevant data Accurate, meaningful, and relevant data •• Single source of truth for communications •• AbilitySingle to source measure of success truth for communications • Ability to measure success

3 things to keep top of mind 1 2 3 Accuracy Consistency Agility Critical communication requires • Processes to ensure accuracy of data and schedules • Data rules, education and policies to drive consistency • The agility to adjust to changing needs

Evaluate and implement 1 data optimization

Ensure data relevancy for your organization Implement data feeds and on-going data validation and cleansing • Establish business rules to ensure that records are added and deleted efficiently • Continually engage your user group to validate that the data is relevant and meaningful and meets their workflow requirements • Validate your on-call naming conventions Can your organization find the right on-call group at the right time?

2 Transform

Ensure that the solution you are creating becomes “sticky” Brand the solution Market and educate on improved workflows and ) “what’s in it for them”

Ensure that the solution you are creating becomes “sticky” Create a marketing and education plan • Marketing and education should begin three months prior to rollout Measure outcomes - • Is your organization meeting the goals defined and outcomes expected?

3 Optimize

Implementation of a successful solution doesn’t stop at rollout - - Onboarding Continual Measurable Optimization new employees review outcomes and refresher Are you meeting education them?

Spok at your service 1. Stakeholder Harness the power of Workflow analysis combining technology and analysis 2. Process analysis product knowledge with 3. Business case business process analysis 1. Data governance Ensure your enterprise data Data 2. Data architecture remains accurate, up to date, strategy C 3. Data integrations and seamlessly integrated 4. Data cleanup across all systems

Spok at your service 1. Process analysis and Ensure you drive the most value Solution outcomes with your business investments optimization 2. Solution audit Optimize your solution and 3. Business case workflows 1. Deployment plan Validate Spok software in your Deployment 2. Adoption events environment, put your support & adoption 3. Validation plan model in place, and plan for strategy 4. IT service launch management

Thank you

--VIRTUAL:--

Safe harbor statement This presentation may include forward-looking statements that are subject to risks and uncertainties relating to Spok’s future financial and business performance. Such statements may include estimates of revenue, expenses, and income, as well as other predictive statements or plans which are dependent upon future events or conditions. These statements represent the Company’s estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. Spok’s actual results could differ materially from those anticipated in these forward- looking statements. Although these statements are based upon assumptions that the Company believes to be reasonable, based upon available information, they are subject to risks and uncertainties. Please review the risk factors section relating to our operations and the business environment in which we compete, contained in our 2018 Form 10-K and related Company documents filed with the Securities and Exchange Commission, for a description of these risks and uncertainties. Please note that Spok assumes no obligation to update any forward-looking statements from past or present filings and conference calls.

Getting the word out fast How Yale New Haven Health alerts the right people at the right time

Jodi Kszywanos Clinical Operations Manager of Operator Services Yale New Haven Health

About us • Largest acute care provider in southern Connecticut • 2,500 licensed beds YaleNewHaverlHealth • 26,028 employees Stronger • Together • Primary teaching hospital for Yale School of Medicine and Yale School of Nursing Technologically advanced Named as one of the most wired hospital systems in the country, according to Hospitals and Health Networks

Our call center today • 40 operators across six delivery networks ~ :...W "'"" .~1).\\1 ·-- ~c.,- • Approximately 155,000 calls are handled per month • Approximately 2,000 codes are activated per month for security, facility, and medical alerts system-wide • eNotify activations comprise about 10% of monthly dispatched codes

Our biggest challenges Sending messages to Increasing productivity large, dynamic groups and automating on any type of important operator communication device functions

Our top business drivers □□ □□ □□ Notify multiple departments Support secure, reliable simultaneously to emergency communications at multiple situations and other critical events locations

The solution Spok Care Connect® platform • Emergency notification • Operator console • On-call scheduling • Web directory

Emergency notifications How our operators use Spok solutions to quickly alert staff during emergency situations, speeding the coordination of safety efforts when time matters

Emergency notifications • Operators issuing notifications to small groups for several years • Real benefit is expanded use of emergency notifications to large, dynamic groups 15 Activations • Used for emergency operations plans daily • Working from smaller groups and then initiating the larger groups • Allows operators opportunity to monitor responses

Timeline of emergency notification to all employees 10:00 a.m. 10:02 a.m. 10:04 a.m. 10:08 a.m. ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ 2 minutes later 4 minutes later 8 minutes later ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ Notification 10,000 16,500 20,686 activated employees employees employees reached reached reached

Our results Reduced emergency notification by 22 minutes, a 73% decrease from 73% previous notifications reduction Our ability to achieve these results is dependent upon the ability of our “ communication technology to integrate and scale to support our needs

The result • Eliminated calling trees and confusion • Simplified operator emergency notification workflow i • Operators know who to notify and can easily monitor and escalate if needed • Operators do more than just answer IS:1 and forward calls

Taking our call center to the next level How we use Spok solutions to increase productivity and automate important operator functions

Taking it to the next level • Web directory is used by everyone, with access linked on the homepage of the Epic® EHR and on the intranet • Made each smart console setup identical • Operators are trained using standardized setup • Allows them to easily transfer to other workstations and locations • • Created new groups swiftly during pandemic • Used as a tool for communication to the masses

Our results • Increased operator efficiency with standardized console setup • Reduced operator confusion and redundant efforts • Successfully sent emergency notification to over 20,000 employees within eight minutes Created better experiences for patients, care teams, and operators

--VIRTUAL:--

Safe harbor statement This presentation may include forward-looking statements that are subject to risks and uncertainties relating to Spok’s future financial and business performance. Such statements may include estimates of revenue, expenses, and income, as well as other predictive statements or plans which are dependent upon future events or conditions. These statements represent the Company’s estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. Spok’s actual results could differ materially from those anticipated in these forward- looking statements. Although these statements are based upon assumptions that the Company believes to be reasonable, based upon available information, they are subject to risks and uncertainties. Please review the risk factors section relating to our operations and the business environment in which we compete, contained in our 2018 Form 10-K and related Company documents filed with the Securities and Exchange Commission, for a description of these risks and uncertainties. Please note that Spok assumes no obligation to update any forward-looking statements from past or present filings and conference calls.

How UPMC increased contact center efficiency and improved timely communications UPMC LIFE CHANGING MEDICINE

Colleen Sullivan Director of Operations, Office of Referring Physician Relations/MedCall University of Pittsburgh Medical Center (UPMC) UPMC LIFE CHANGING MEDICINE

About UPMC Non-profit healthcare provider and insurer based in Pittsburgh, Pennsylvania • 40+ academic, community, and specialty hospitals • 700 doctors’ offices/outpatient sites • 60+ rehab and long-term care facilities • 90,000+ employees Our mission UPMC’s mission is to serve our community by providing outstanding patient care and to shape tomorrow’s health system through clinical and UPMC technological innovation, research, and education. LIFE CHANGING MEDICINE

UPMC urban hospital contact center

- Scope: Facilitate calls and initiate code responses for four of UPMC's large urban hospitals

- Goal: Integrated several operator locations into a single, dynamic team

UPMC Children's Hospital of Pittsburgh

UPMC Magee-Women's Hospital

UPMC Presbyterian

UPMC Shadyside

UPMC
LIFE CHANGING MEDICINE

Our top challenges • Connecting on time, every time to the right person/place • Variability in operator workflows across campuses • Unique console view for each campus • Contact details in distinct, site- specific tabs

Our key objectives Optimize Improve operator Support smooth operator satisfaction and integration performance onboarding efforts UPMC LIFE CHANGING MEDICINE

Contact center efficiency What’s the most effective way to increase efficiency?

Contact center efficiency, defined Blending customer needs and satisfaction with improved internal processes designed to eliminate inefficiencies and improve performance Efficient contact center operations are critical to providing an optimal customer experience and minimizing overhead costs UPMC “ LIFE CHANGING MEDICINE

How to enhance contact center efficiency Workforce Technology Data • Reduce turnover • Optimize workflow • Measure and • Enhance tools monitor KPIs (e.g. onboarding and • Identify single speed to answer) training content source of truth • Share data with all key stakeholders Enhancing contact center efficiency requires continuous process improvement with input from staff and customers alike UPMC LIFE CHANGING MEDICINE

Strains on contact center efficiency Too many portals, tabs, and clicks

Our barriers to contact center efficiency • Unique console view for each hospital • Contact details located in separate tabs • • • UPMC LIFE CHANGING MEDICINE

How Spok helped to create a solution • Created one console view for all sites • Implemented a single tab to access contact details • UPMC LIFE CHANGING MEDICINE

Our results • Improved timeliness and accuracy of connection for callers • Standardized workflows for all operator staff • Minimized average number of clicks needed to access key contact info • Implemented robust onboarding program UPMC LIFE CHANGING MEDICINE

--VIRTUAl:--

Safe harbor statement This presentation may include forward-looking statements that are subject to risks and uncertainties relating to Spok’s future financial and business performance. Such statements may include estimates of revenue, expenses, and income, as well as other predictive statements or plans which are dependent upon future events or conditions. These statements represent the Company’s estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. Spok’s actual results could differ materially from those anticipated in these forward- looking statements. Although these statements are based upon assumptions that the Company believes to be reasonable, based upon available information, they are subject to risks and uncertainties. Please review the risk factors section relating to our operations and the business environment in which we compete, contained in our 2018 Form 10-K and related Company documents filed with the Securities and Exchange Commission, for a description of these risks and uncertainties. Please note that Spok assumes no obligation to update any forward-looking statements from past or present filings and conference calls.

Kaleb Christenson Sr. Product Support Engineer Spok

Ryan Frost Sr. Customer Support Manager Spok

Thriving with your Spok solutions Tips and tricks from Spok Support

Know your environment Tips to help understand your infrastructure

An integrated system within your environment Customer owned and managed Servers Managed network Security policies Headsets Third-party integrations Phones Change control board PBX Administered domain Load balancers

System health Separate systems Maintenance • Networking, desktop, • Patching, reboots, etc. telephony, etc. Monitoring Performance • Tivoli, SolarWinds, etc. • RAM, storage, etc.

Sample Datacenter Site Diagram Database Server (Virtual} X2 Application Server (Virtual} Web Server (Virtual) • Location • Location • Location • Server 1 Name • Server Name • Server 1 Name • Server 1 IP • IP • Server 1 IP • Server 2 Name • O/S: Windows Server 2012 R2 / 2016 • Server 2 Name • Server 2 IP ~ pok Provided: • Server 2 IP • O/S Windows Server 2012 R2 / 2016 • Securelink Remote Gateway • O/S Windows Server 2012 R2 / 2016 • DB: SQL Server 2014 / 2016 • HSM /Archive/ ISF (if needed) • Microsoft IIS Standard or Enterprise (Always On) • Patient Interface (EMR: mis, HL7) ~pok Provided: Spok Provided: • EDIX (HR source:~) • s12o~Web • Console Database • Park & Retrieve Phone • Mobile Database • Messaging (WCTP, SNPP, SMTP, TAP) Serial Modem NAS Par1t& Retrieve Shared Folder 100GB• (Osco 7861) (Mobile Users• 2S0Mt •Dlgl -•~-- -· ij Ji} PortServet Modem (TAP) Network Backflone Cu~tomer Supplied Load Balanc~r ..... """ - · T'7,.,~&tlt:fho!!f c:~~oi,.,

Speedy diagnosis Tips to help us find and resolve your issues faster

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Issue validation and reporting Contact Spok What do ` ` Trouble` - you need Support shooting 24/7/365 to know? spok.com/myspok Scope and severity Customer knowledge base (800) 420-9705 Specific information Does it work through the (time, console, user affected) phone?

Common environmental issues Tips to help deal with common issues

Common environmental issue #1 Spok Mobile user can view messages but does not receive notifications ( Notifications Spok Mobile Allow Notifications • Incorrect device configuration or Show in Notification Center Sounds out-of-sync Badge App Icon registration Show on Lock Screen Show alerts on the lock screen, and in Notification Center when it 1s accessed from the lock screen. ALERT STYLE WHEN UNLOCKED Fl ~

Common environmental issue #2 Spok Mobile user receives notifications but cannot view messages • SSL/TLS Certificate Errors •

Common environmental issue #3 Console freezing, crashing, slowness • Antivirus • Backups • Network AV Exclusion Worksheet: • Spok Console • MediCall Console • Smart Console

Thank you! Thank you for doing your part in delivering patient care • Communication hub • Critical messaging • Patient information